NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT

IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF

1933,

AS

AMENDED,

OR

APPLICABLE

STATE

SECURITIES

LAWS.

THE

SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE

OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF

AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE

SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES

LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE

COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR

APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE

144 UNDER SAID ACT.

EASTGATE ACQUISITIONS CORPORATION

COMMON STOCK PURCHASE WARRANT

Initial Holder:

Certificate Number:

Original Issue Date:

No. of Shares Subject to Warrant:

Exercise Price Per Share: $ 0.25

Expiration Time: 5:00 p.m., New York time,

on

Eastgate Acquisitions Corporation, a Nevada corporation (the “Company”), hereby certifies that, for value received, the Initial Holder shown above, or its permitted registered assigns

(the “Holder”), is entitled to purchase from the Company up to the number of shares of its common stock, par value $0.00001 per share (the “Common Stock”), shown above (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at the exercise price shown above (as may be adjusted from time to time as provided herein, the “Exercise Price”), at any time and from time to time on or original issue date indicated above (the “Original Issue Date”) and through and including the expiration time shown above (the “Expiration Time”), and subject to the following terms and conditions:

This Warrant is being issued pursuant to a Securities Purchase Agreement approved by the Board Resolution dated (the “SPA”), by and between the Company, the Initial Holder and the other parties thereto.

1.

Definitions. In addition to the terms defined elsewhere in this Warrant,

capitalized terms that are not otherwise defined herein have the meanings given to such terms in the SPA.

2.

List of Warrant Holders. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the Initial Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time). The

Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes,

absent actual notice to the contrary.

3.

List of Transfers; Restrictions on Transfer. The Company shall register any transfer of all or any portion of this Warrant in the Warrant Register, upon surrender of this

Warrant, with the Form of Assignment attached hereto duly completed and signed, to the

Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New

Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any,

shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant.

4.

Exercise and Duration of Warrant.

(a)

All or any part of this Warrant shall be exercisable by the registered

Holder in any manner permitted by Sections 4 and 10 of this Warrant at any time and from time to time on or after the Original Issue Date and through and including the Expiration Time. Subject to

Section 11 hereof, at the Expiration Time, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and shall no longer be outstanding.

(b)

The Holder may exercise this Warrant by delivering to the Company: (i)

an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed,

and (ii) payment by wire transfer of immediately available funds to an account designated by the

Company of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised. The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise

Notice shall have the same effect as cancellation of the original Warrant and issuance of a New

Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)

The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

(d)

Under no circumstances will the Company be required to net cash settle the Warrants, the exercise of the Warrants or the Common Stock issuable upon the exercise of the

Warrants.

5.

Delivery of Warrant Shares.

(a)

Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the

Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, which certificate shall include the appropriate restrictive legends. “Trading Day” shall mean a date on which the Company’s Common Stock trades on its principal trading market. The Holder, or any

Person permissibly so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. The Warrant

Shares constitute restricted or control securities and the Holder, by exercising, agrees not to resell them except in compliance with all applicable securities laws.

(b)

To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional,

irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the

Warrant as required pursuant to the terms hereof.

(c)

If the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates (either physical or electronic) representing the Warrant Shares pursuant to the terms hereof by applicable delivery date, then, the Holder will have the right to rescind such exercise.

6.

Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of

Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the

Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving

Warrant Shares upon exercise hereof.

7.

Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed,

the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated

Warrant to the Company as a condition precedent to the Company’s obligation to issue the New

Warrant.

8.

Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.

Certain Adjustments to Exercise Price. The Exercise Price and number of

Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)

Adjustments for Stock Splits and Combinations and Stock Dividends. If

the Company shall at any time or from time to time after the date hereof, effect a reverse or forward stock split of any kind or combination of the outstanding Common Stock or pay a stock dividend in shares of Common Stock, then the Exercise Price shall be proportionately adjusted.

Any

adjustments under this Section 9(a) shall be effective at the close of business on the date the stock split or combination becomes effective or the date of payment of the stock dividend, as applicable.

(b)

Merger Sale, Reclassification, etc. In case of any: (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or reclassification, change or conversion of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time thereafter shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consolidation, merger, sale or other disposition, reclassification, change, conversion or reorganization, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

(c)

Other Events. In the event that the Company (or any Subsidiary thereof)

shall take any action to which the provisions hereof are not strictly applicable, or, if applicable,

would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 9 but not expressly provided for by such provisions

(including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the number of Warrant Shares (if applicable) so as to protect the rights of the Holder; provided, however, that no such adjustment pursuant to this paragraph will change the Exercise Price or decrease the number of Warrant

Shares as otherwise determined pursuant to this Section 9.

10.

No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable,

the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by the applicable Trading Market on the Exercise Date.

11.

Notices. Any and all notices or other communications or deliveries hereunder

(including, without limitation, any Exercise Notice) shall be delivered in accordance with the procedures set forth in the SPA.

12.

Warrant Agent. The Company shall serve as warrant agent under this Warrant.

Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this

Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

13.

Miscellaneous.

(a)

This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their successors and assigns.

(b)

Each party agrees that all legal proceedings concerning the

interpretations, enforcement and defense of the transactions contemplated by this Warrant

(whether brought against a party hereto or its respective affiliates, directors, officers, shareholders,

employees or agents) shall be commenced exclusively in the state and federal courts sitting in the

County of New York, New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this

Warrant, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding,

any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

EACH

PARTY

HERETO

(INCLUDING

ITS

AFFILIATES,

AGENTS,

OFFICERS,

DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST

EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS

WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(c)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)

Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

(f)

No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any

Common Stock or as a stockholder of the Company, whether such liability is asserted by the

Company or by creditors of the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

EASTGATE ACQUISITIONS

CORPORATION

By:

Name: Brian Lukian

Title: CFO

EASTGATE ACQUISITIONS CORPORATION

EXERCISE NOTICE

RE: Warrant Certificate Number: 100-01

Ladies and Gentlemen:

(1)

The undersigned hereby elects to exercise the above-referenced Warrant with respect to

__________________________ shares of Common Stock. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)

The holder hereby tenders the sum of $ ______________

to the Company in

accordance with the terms of the Warrant.

(3)

Pursuant to this Exercise Notice, the Company shall deliver to the Holder the number of

Warrant Shares determined in accordance with the terms of the Warrant.

Dated:

HOLDER:

Print name

By:

Title:

EASTGATE ACQUISITIONS CORPORATION

FORM OF ASSIGNMENT

To be completed and signed only upon transfer of Warrant

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________

the

right

represented

by

the

within

Warrant

to

purchase

_________________ shares of Common Stock to which the within Warrant relates and appoints

__________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated:

TRANSFEROR:

Print name

By:

Title:

TRANSFEREE:

Print name

By:

Title:

WITNESS:

Address of Transferee:

Print name